حكومة الشارقة
GOVERNMENT OF SHARJAH

SAIF ZONE
هيئة المنطقة الحرة لمطار الشارقة الدولي
SHARJAH AIRPORT INTERNATIONAL FREE ZONE AUTHORITY

**ZENADRONE (FZE) /**
SAIF ZONE
PO Box : SHARJAH UNITED ARAB EMIRATES
Tel / هاتف : Tel : 971525087460 Fax : 0    Fax / فاكس : 0
Email / البريد الإلكتروني : sajjad@zenadrone.com
**Account No. / رقم الحساب :** 113228758
**Tax Reg. No. / رقم التسجيل الضريبي للهيئة :**    **License / الرخصة :** 15141
**Leases / المؤجرة :**

## TAX INVOICE / فاتورة ضريبية
**(Lease & License/ (الإيجار و الترخيص)**

| | |
|---|---|
| **Invoice No / رقم الفاتورة الضريبية** | 3031922023 |
| **Date/Time / التاريخ / الوقت** | 06-06-2023 |
| **Due date / تاريخ الاستحقاق** | 06-06-2023 |
| **Contract No. / العقد** | U2032/2023 |
| **Created By / اسم المستخدم** | DUDAM |

| رقم<br>SI No. | رقم الحساب<br>Account | التفاصيل<br>Description | الكمية<br>Qty | السعر<br>Rate | المبلغ<br>Total Amt. | الخصم<br>Disc. | المبلغ الخاضع للضريبة<br>Taxable Amt | معدل الضريبة<br>Tax Rate | قيمة الضريبة<br>Tax VAT | المبلغ الإجمالي<br>Gross Amount |
|---|---|---|---|---|---|---|---|---|---|---|
| 1 | 780200001 | INDUSTRIAL - MULTIPLE ACTIVITIES GROUP L - LICENSE FEE FOR THE PERIOD 06/06/2023 TO 05/06/2024 | 1.00 | 10,000.00 | 10,000.00 | | 10,000.00 | OS | 0.00 | 10,000.00 |
| 2 | 317000001 | 600 M2 WAREHOUSE / U2032 FOR THE PERIOD 06/06/2023 TO 05/06/2024 | 600.00 (Sq. m.) | LPR : 341.67 PPR-273.33 | 205,000.00 | 41,000.00 | 205,000.00 | OS | 0.00 | 164,000.00 |
| 3 | 750700001 | SERVICE CHARGE FOR 600 M2 WAREHOUSE / U2032 FOR THE PERIOD 06/06/2023 TO 05/06/2024 | 600.00 (Sq. m.) | 26.00 | 6,300.00 | | 6,300.00 | 5.00% | 315.00 | 6,615.00 |
| 4 | 314000001 | UTILITY DEPOSIT FOR 600 M2 WAREHOUSE / U2032 | 1.00 | 5,000.00 | 5,000.00 | | 5,000.00 | OS | 0.00 | 5,000.00 |
| 5 | 314100001 | REFUNDABLE LEASE DEPOSIT FOR 600 M2 WAREHOUSE / U2032 | 1.00 | 5,000.00 | 5,000.00 | | 5,000.00 | OS | 0.00 | 5,000.00 |
| | | **Total / المبلغ الإجمالي** | | | **231,300.00** | **41,000.00** | | | **315.00** | **190,615.00** |

**Amount / المبلغ :** ONE HUNDRED NINETY THOUSAND SIX HUNDRED FIFTEEN ONLY

OS - Out of Scope / خارج نطاق الضريبة , EX - Exempted / معفى من الضريبة
LPR - List Price Rate, PPR - Paid Price Rate
**SAIF Zone Tax Reg. No./ رقم التسجيل الضريبي للهيئة : 100255958800003**

| | |
|---|---|
| **Total Amount (AED) المبلغ** | 190,300.00 |
| **Tax Applied On المبلغ الخاضع للضريبة** | 6,300.00 |
| **Tax Amount / قيمة الضريبة** | 315.00 |
| **Round Off تقريب العدد** | 0.00 |
| **Gross Amount المبلغ الإجمالي** | 190,615.00 |

0520230000503182

The VAT applicability is subject to change based on the Federal Decree-Law and/or relevant Cabinet Resolution(s)
يخضع تطبيق ضريبة القيمة المضافة للتغيير استناداً إلى القانون الاتحادي و/أو قرارات مجلس الوزراء ذات الصلة

PO Box 8000, Sharjah, U.A.E T +971 6 557 8000 | F +971 6 557 8080 | saif-zone.com